UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2013

The Phoenix Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

News Release

On June 28, 2013, The Phoenix Companies, Inc. (the “Company”) issued a news release disclosing an update on the progress of the previously announced restatement of the Company’s financial statements prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), the audit of the financial statements of its insurance company subsidiaries for the year ended December 31, 2012 prepared in accordance with Statements of Statutory Accounting Principles (“STAT”), and extensions to file 2012 audited STAT financial statements and management’s report on internal control over financial reporting of its insurance company subsidiaries with their respective state insurance regulators.  A copy of the news release is furnished as Exhibit 99.1 hereto.

Extensions to File with State Insurance Regulators

As previously announced, on May 31, 2013, the Company disclosed that its insurance company subsidiaries had received respective 30-day and 60-day extensions from Connecticut and New York insurance regulators for submitting the 2012 audited STAT financial statements.  The Company also disclosed that similar extension requests were made in the other jurisdictions in which the Company’s insurance company subsidiaries are authorized to conduct business.

The Company’s insurance company subsidiaries domiciled in Connecticut have subsequently received an additional extension to August 1, 2013 from the Connecticut Insurance Department.

The Company’s insurance company subsidiaries have made requests for further extensions in the other jurisdictions in which they are authorized to conduct business.  The Company is not aware of the denial of any such request, except that its insurance company subsidiaries have been notified by a few jurisdictions that they may be subject to fines/penalties until such time as the 2012 audited STAT financial statements and management’s report on internal control over financial reporting of the Company’s insurance company subsidiaries are filed.  Most jurisdictions have not responded to the requests for extensions.  The Company intends to have its insurance company subsidiaries seek further extensions as required.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators. Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Our ability to provide updated information about the restatement in the anticipated timeframe, complete the restatement and resume a timely filing schedule with respect to our SEC filings reflecting the restatement is subject to a number of contingencies, including but not limited to, whether we continue to identify errors in our consolidated financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and periods covered by, the reports that we will have to file with the SEC to reflect the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations”. You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a)           Not applicable
(b)           Not applicable
(c)           Not applicable
(d)           Exhibits

The following exhibit is furnished herewith:

99.1	News Release of The Phoenix Companies, Inc. dated June 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: June 28, 2013	By:	/s/ Bonnie J. Malley
	Name:	Bonnie J. Malley
	Title:	Executive Vice President and Chief Financial Officer